UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 20, 2007

COMSYS IT PARTNERS, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-27792	56-1930691
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4400 Post Oak Parkway, Suite 1800, Houston, Texas		77027
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(713) 386-1400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

Representatives of COMSYS IT Partners, Inc. (the "Company") intend to make a presentation on February 28, 2007, at the Robert W. Baird 2007 Business Solutions Conference in Boston, Massachusetts. Such presentation will provide an overview of the Company, including its financial position and business initiatives, and will address industry trends. On February 28, 2007, the slide presentation materials will be available for viewing on the Company's website at www.comsys.com. The Company does not undertake to update the information posted on its website.

Note: The information contained in this report is not to be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMSYS IT PARTNERS, INC.

February 26, 2007	By:	/s/ Joseph C. Tusa, Jr.

Name: Joseph C. Tusa, Jr.
Title: Senior Vice President and Chief Financial Officer